Aircraft Support Parts (Detail) - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Repairables and expendables	$ 434,894	$ 1,734,292
Other support parts	0	26,978
Total aircraft support parts	$ 434,894	1,761,270
BRIDGER AEROSPACE GROUP HOLDINGS, LLC [Member]
Repairables and expendables		1,734,292	$ 1,855,143
Other support parts		26,978	89,517
Total aircraft support parts		$ 1,761,270	$ 1,944,660